UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


FILED BY THE REGISTRANT

FILED BY A PARTY OTHER THAN THE REGISTRANT

CHECK THE APPROPRIATE BOX:

         [_]      PRELIMINARY PROXY STATEMENT

         [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

         [X]      DEFINITIVE PROXY STATEMENT

         [_]      DEFINITIVE ADDITIONAL MATERIALS

         [_]      SOLICITING MATERIAL PURSUANT TO RULE 14A-12


                      IRONCLAD PERFORMANCE WEAR CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

         [X]      NO FEE REQUIRED

         [_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

(1)      TITLE  OF EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------

(2)      AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
--------------------------------------------------------------------------------

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

(4)      PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

(5)      TOTAL FEE PAID:

--------------------------------------------------------------------------------

[_]      FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:
--------------------------------------------------------------------------------

[_] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)      AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

(2)      FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

--------------------------------------------------------------------------------

(3)      FILING PARTY:

--------------------------------------------------------------------------------

(4)      DATE FILED:

--------------------------------------------------------------------------------

EXPLANATORY NOTE

The purpose of this amendment is to correct information set forth in the original filing of this Schedule 14A, which information was indentified in connection with the process of printing and mailing the proxy statement. The Company indentified an incorrect statement with respect to the number of shares of Common Stock for which stock options have been granted under the 2006 Stock Incentive Plan. On May 18, 2006, the Company granted stock options to purchase 1,650,999 shares of Common Stock, which amount represents the only stock options which have been granted under the 2006 Stock Incentive Plan. There are 2,601,001 shares remaining for issuance under the 2006 Stock Incentive Plan, which reflects the reversion of 2,000 shares to the plan upon the termination of a grantee. Appropriate adjustments have also been made to the Equity Compensation Plan Information to reflect this correction.

                      IRONCLAD PERFORMANCE WEAR CORPORATION

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 12, 2007

                          ----------------------------


TO THE SHAREHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

         You are cordially invited to attend the Special Meeting of Shareholders of Ironclad Performance Wear Corporation, a Nevada corporation (the "Company"), to be held on Friday, January 12, 2007, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 92045-4909.

         At the Special Meeting, shareholders will be asked to consider and act upon the following matters:

         1. To approve our 2006 Stock Incentive Plan, which authorizes the issuance of up to 4,250,000 shares of our Common Stock pursuant to grants awarded under the Plan; and

         2. To transact other business properly presented at the meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed December 1, 2006, as the record date for the determination of shareholders entitled to notice and to vote at the
Special Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting and at the offices of the Company for 10 days prior to the Special Meeting.

         We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Special Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Special Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                       By Order of the Board of Directors

                                       /s/ Eduard Jaeger
                                       -------------------------------------
                                       Eduard Jaeger
                                       President and Chief Executive Officer

December 1, 2006

2201 Park Place, Suite 101
El Segundo, CA 92045-4909
(310) 643-7800

                      IRONCLAD PERFORMANCE WEAR CORPORATION
--------------------------------------------------------------------------------

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 12, 2007

                                -----------------

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ironclad Performance Wear Corporation, a Nevada corporation ("Ironclad" or the "Company"), for use at the Special Meeting of Shareholders, to be held on Friday, January 12, 2007, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 92045-4909. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

         The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

         The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Special Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Special Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Special Meeting and which have not been revoked will be voted in favor of the proposal described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote his or her shares in person. If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

         The Company's principal executive offices are located at 2201 Park Place, Suite 101, El Segundo, CA 92045-4909. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about December 8, 2006.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The close of business on December 1, 2006, has been fixed as the record date for the determination of shareholders entitled to notice and to vote at the Special Meeting or any postponement or adjournment thereof. As of the record date, the Company had outstanding 30,064,055 shares of Common Stock, par value $0.001 per share (the "Common Stock"). The Common Stock is the only outstanding voting securities of the Company. As of the record date, the Company had 134 holders of record of the Common Stock. The Company believes there are approximately 45 additional beneficial holders of its Common Stock.

         A holder of Common Stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Special Meeting. All matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy.

         A quorum, which is a majority of the outstanding shares as of December 1, 2006, must be present to hold the Special Meeting. A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Special Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters.

PROPOSAL 1 - ADOPTION OF STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

         Proposal 1 is the adoption of Ironclad's 2006 Stock Incentive Plan (the "2006 Stock Incentive Plan"), which authorizes the issuance of up to 4,250,000 shares of Ironclad's Common Stock pursuant to options or awards granted under the plan. The proposal to adopt the 2006 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock, voting together as a class, present or represented and entitled to vote at the Special Meeting. A copy of the 2006 Stock Incentive Plan and forms of Stock Option Agreement and Stock Purchase Agreement are attached to this Proxy Statement as Appendix A.

         The 2006 Stock Incentive Plan is designed to assist the Company in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in our common stock.

         On May 18, 2006, the Company granted to certain officers and directors of the Company options to purchase 1,650,999 shares of Company Common Stock under the 2006 Stock Incentive Plan at an exercise price of $1.05 per share, including options to purchase 299,999 shares of Company Common Stock that were granted to non-employee directors of the Company, which amount represents the only stock options which have been granted under the 2006 Stock Incentive Plan. The options granted to non-employee directors of the Company expire on May 17, 2016, and vest in equal increments on a monthly basis over the 12 month period following May 18, 2006, other than options to purchase 129,437 shares, which were fully vested on the date of grant. The remaining options granted to officers and directors expire on May 17, 2016, and vest on the following schedule: 25% of the underlying shares will vest on the first anniversary of the effective date of grant, and 1/36th of the remaining amount of the shares will vest at the end of each month thereafter. There are 2,601,001 shares remaining for issuance under the 2006 Stock Incentive Plan, which reflects the reversion of 2,000 shares to the plan upon the termination of a grantee.

SUMMARY DESCRIPTION OF THE 2006 STOCK INCENTIVE PLAN

         The principal terms and features of the 2006 Stock Incentive Plan are summarized below. The following is a summary description of the salient terms, conditions and features of the 2006 Stock Incentive Plan and is qualified by the text of the plan. As a summary, the description below is not a complete description of all of the terms and features of the plan and is qualified in its entirety by reference to the full text of the plan.

         TYPES OF AWARDS

         Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2006 Stock Incentive Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor do they receive favorable tax treatment upon exercise. The 2006 Stock Incentive Plan also permits the grant of stock purchase rights. In the case of stock purchase rights, the recipient is permitted the right to purchase shares reserved under the plan for a period of time.

         NUMBER OF SHARES

         Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the plan is 4,250,000.

         ADMINISTRATION

         The 2006 Stock Incentive Plan will be administered by the Board of Directors of the Company or the Compensation Committee as determined by the Board of Directors or otherwise permitted under the 2006 Stock Incentive Plan. The Board of Directors has the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Board of Directors will be authorized to interpret the 2006 Stock Incentive Plan, to establish, amend, and rescind any rules and regulations relating to the plan, to determine the terms of agreements entered into with recipients under the plan, to make all other determinations that may be necessary or advisable for the administration of the 2006 Stock Incentive Plan. The Company's Board of Directors may at its discretion delegate the responsibility for administering the plan to any committee or subcommittee of the Board of Directors.

         ELIGIBILITY

         Options and other awards may be granted under the 2006 Stock Incentive Plan to officers, directors, employees and consultants of Ironclad and any of its subsidiaries. At the date of this Proxy Statement, all officers, directors, employees and consultants of the Company would have been eligible to receive awards under the plan.

         STOCK OPTION GRANTS

         The exercise price per share of common stock purchasable under any stock option will be determined by the Company's Board of Directors, but cannot in any event be less than 100% of the fair market value of the common stock on the date the option is granted. The Board of Directors will determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board of Directors. The grants and the terms of ISOs will be restricted to the extent required for qualification as ISOs by the U.S. Internal Revenue Code of 1986, as amended, or the Code. Subject to approval of the Board of Directors, options may be exercised by payment of the exercise price in cash, shares of common stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Board of Directors may require the grantee to pay to the Company any applicable withholding taxes that the company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board of Directors may permit the grantee to satisfy these obligations by the withholding or delivery of shares of common stock. The Company may withhold from any shares of common stock that may be issued pursuant to an option or from any cash amounts otherwise due from the company to the recipient of the award an amount equal to such taxes.

         STOCK PURCHASE RIGHTS

         Stock purchase rights are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

         ADJUSTMENTS

         In the event of any change affecting the shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board of Directors will make such substitution or adjustment in the aggregate number of shares that may be distributed under the 2006 Stock Incentive Plan and in the number and option price (or exercise or purchase price, if applicable) as it deems to be appropriate in order to maintain the purpose of the original grant.

         TRANSFERABILITY

         No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

         TERMINATION OF SERVICE

         If a grantee's service to the company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately before the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after this event. If a grantee's service to the company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately before such termination, will remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

         CHANGE IN CONTROL AND CERTAIN CORPORATION TRANSACTIONS

         Under the 2006 Stock Incentive Plan, the occurrence of a "Change in Control" can affect options and other awards granted under the plan. Generally, the 2006 Stock Incentive Plan defines a "Change in Control" to include the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after the merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately before the merger, consolidation or other reorganization, except that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities that persons own immediately before the reorganization as shareholders of another party to the transaction will be disregarded. For these purposes voting power will be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrants or rights to subscribe to or purchase those shares. "Change in Control" also includes the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         If a "Change in Control" were to occur, the Board of Directors would determine, in its sole discretion, whether to accelerate any unvested portion of any option grant. Additionally, if a Change in Control were to occur, any agreement between the Company and any other party to the Change in Control could provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2006 Stock Incentive Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

         LOANS AND GUARANTEES

         Subject to applicable law, the Board of Directors will have sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

         AMENDMENT AND TERMINATION

         The Board of Directors may amend the 2006 Stock Incentive Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities may be listed or quoted. Unless sooner terminated by the Board of Directors, the plan will terminate on May 18, 2016.

TAX ASPECTS OF THE 2006 STOCK INCENTIVE PLAN

         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax consequences to Ironclad and the participants in connection with the 2006 Stock Incentive Plan under existing applicable provisions of the U.S.

Internal Revenue Code of 1986, as amended (the "Code") and the regulations adopted pursuant to the Code. This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

         NONQUALIFIED STOCK OPTIONS

         A recipient will not have any taxable income at the time an NSO is granted nor will Ironclad be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and the company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

         INCENTIVE STOCK OPTIONS

         A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code.

         If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

         The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

         STOCK PURCHASE RIGHTS

         A recipient will not have any taxable income at the time the Board of Directors grants a stock purchase right. The Company also will not be entitled to a deduction at the time of grant. When the stock purchased under any such right is sold, the recipient will recognize taxable ordinary income or short or long term capital gain, depending on how long the shares have been held.

         Generally, Section 162(m) of the Code does not allow a public company to take tax deductions for compensation in excess of $1,000,000 in any taxable year that is payable to the chief executive officer or any of the four highest compensated employees. Section 162(m) of the Code provides an exception to this compensation deduction limitation in the case of certain performance-based compensation. The 2006 Stock Incentive Plan and the grants of awards under the plan are intended to satisfy this performance-based compensation exception.

AWARDS UNDER THE 2006 STOCK INCENTIVE PLAN

         Awards under the 2006 Stock Incentive Plan will be made by the Board of Directors (or compensation or other committee of the Board of Directors).

REQUIRED VOTE.

The approval of the 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Special Meeting. All Proxies will be voted to approve the 2006 Plan unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN.

SUMMARY COMPENSATION TABLE

         Before May 9, 2006, the closing date of our merger with Ironclad Performance Wear Corporation, a California corporation (or Ironclad California), we did not have a bonus, profit sharing, or deferred compensation plan for the benefit of our employees, officers or directors. In addition, before the closing of the merger with Ironclad California, we did not pay any other salaries or other compensation above $100,000 to our officers, directors or employees. We also did not accrue any officer compensation before the closing of the merger.

         We have not entered into an employment agreement with any of our officers, directors or any other persons. There were no option grants to any executive officers before the closing of the merger with Ironclad California. We did not pay any compensation to any director since inception.

         Thomas Lamb served as our director, president, secretary and treasurer, and provided us management services, before the closing of the merger with Ironclad California. Mr. Lamb has not provided services to the company since May 9, 2006. Mr. Lamb received a total of $15,000 for services rendered for the period February 1, 2004 to July 31, 2004.

         The following table sets forth the compensation paid to the Ironclad California executive officers for services rendered during the fiscal years ended December 2003, 2004 and 2005.

                 IRONCLAD CALIFORNIA SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning all compensation paid to Ironclad California's Executive Officers for services to Ironclad in all capacities for the fiscal year ended December 31 indicated below.

                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
                                                              ANNUAL COMPENSATION                       AWARDS
                                               ------------------------------------------------      ------------
                                                                                                       NUMBER OF
                                  FISCAL                                                              SECURITIES
NAME AND                        YEAR ENDED                                         OTHER ANNUAL       UNDERLYING
PRINCIPAL POSITION              DECEMBER 31,      SALARY            BONUS          COMPENSATION        OPTIONS *
-----------------------------   ------------   ------------      ------------      ------------      ------------
Eduard Jaeger(1) ............      2005        $    175,000              --        $      7,200(2)        276,131
   Chief Executive Officer, .      2004        $    160,769              --        $      7,800(2)        431,455
   Director .................      2003        $    145,962(4)   $      9,905(5)   $      8,400(6)         32,053

Rhonda Hoffarth .............      2005        $    140,000              --                --                --
   Executive Vice President,       2004        $    134,615              --                --              21,573
     Chief Operating Officer       2003        $    125,000              --                --             172,582

Kent Pachl (3) ..............      2005        $    175,000              --        $      7,200(2)        453,028
   Executive Vice President .      2004                --                --                --                --
   Sales &  Marketing
                                   2003                --                --                --                --

Thomas Kreig ................      2005        $    121,264              --                --                --
   Vice President of Finance-      2004        $    117,568              --                --                --
   Secretary
                                   2003        $    107,291(7)   $      1,684(5)           --              48,595

* The Number of Securities Underlying Options represents the number of shares of our common stock for which the Ironclad common stock underlying the originally issued options became exchangeable upon consummation of the merger completed on May 9, 2006.

(1) In 2005, Mr. Jaeger received options to purchase that number of shares of Ironclad California common stock that were exchanged for options to purchase 276,131 shares of our common stock upon the closing of the merger with Ironclad California, as compensation for his provision of a personal guarantee of the company's obligations under that certain Standard Industrial/Commercial Single-Tenant Lease by and between Park/El Segundo Partners, LLC and Ironclad Performance Wear Corporation, dated September 12, 2005, as amended (2201 Park Place, Suite 101, El Segundo, CA 90245-4909). In 2003 Eduard Jaeger received options to purchase that number of shares of Ironclad California common stock that were exchanged for options to purchase 431,455 shares of our common stock upon the closing of the merger with Ironclad California, as compensation for the provision of a personal guarantee of Ironclad California's obligations pursuant to Ironclad California's then current Business Loan Agreement (Asset Based) in the principal amount of $1,000,000, by and between Ironclad Performance Wear Corporation and Alliance Bank, and Business Loan Agreement (Asset Based) in the principal amount of $250,000, by and between Ironclad Performance Wear Corporation and Alliance Bank. Mr. Jaeger remains a guarantor under the company's current Business Loan Agreement (Asset Based) in the principal amount of $1,000,000, by and between Ironclad Performance Wear Corporation and Alliance Bank, dated March 31, 2005 and the company's Current Business Loan Agreement (Asset Based) in the principal amount of $250,000, by and between Ironclad Performance Wear Corporation and Alliance Bank, dated March 31, 2005.

(2) Represents an automobile allowance of $7,200, $7,800 in 2005 and 2004, respectively.

(3)      Mr. Pachl began his employment with Ironclad in January 2005.

(4) $20,962 of this amount was actually paid in 2004 as a retroactive contingent payment for services provided in 2003.

(5)      Bonus amount paid in 2003 for services provided in 2002.

(6) Represents $8,400 paid as an automobile allowance. Mr. Eduard Jaeger also received $20,285 as a payment for tax gross-up related to the forgiveness of a debt approved by the Board of Directors of Ironclad in 2003.

(7) $5,839 of this amount was actually was paid in 2004 as a retroactive contingent payment for services provided in 2003.

OPTION GRANTS IN 2005

         The following table presents information regarding stock option grants during 2005 to our Named Executive Officers. The information in this table represents all options issued to our Named Executive Officers in connection with their services as officers of Ironclad California during 2005. The number of securities underlying the options granted and exercise price represents the number of shares of our common stock for which the Ironclad common stock underlying the originally issued options were exchanged, and the new exercise price thereof, upon consummation of our merger with Ironclad California.

                                          Percent of
                                            Total
                           Number of       Options                                     Potential Realizable Value at
                           Securities     Granted To                                   Assumed Annual Rates of Stock
                           Underlying    Employees In      Exercise                    Appreciation for Option Term
                            Options         Fiscal         Or Base       Expiration    -----------------------------
Name                       Granted (1)      Year(4)         Price           Date           5%($)           10%($)
-----------------------   ------------   ------------    ------------   ------------   -------------   -------------
Eduard Jaeger .........        276,131       28%             $ 0.35        9/01/15     $   60,748.00   $  154,633.00
Kent Pachl(2) .........        366,737       37%             $ 0.35        1/03/15     $   80,682.00   $  205,372.00
Kent Pachl(3) .........         86,291        9%             $ 0.35        9/01/15     $   18,984.00   $   48,322.00

----------
(1) Except for the options issued to Mr. Pachl, all of these options vest 1/36th per month over three years.

(2) Options vest 25% on the first year anniversary of grant and 1/24th of the balance each month thereafter until fully vested.

(3)      Options fully vested.

(4) Options covering an aggregate of 988,032 shares were granted to employees during fiscal 2005.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2005, and the number of shares of common stock underlying stock options held at fiscal year-end. Because there has been no trading activity in our common stock on the Over-The-Counter Bulletin Board, we have assumed the price of our common stock at our fiscal year end to be equal to the last price at which we sold securities ($0.75) for the purpose of calculating the value of unexercised in-the-money options held by our Named Executive Officer at fiscal year end. The number of securities underlying the options and exercise price represents the number of shares of our common stock for which the Ironclad common stock underlying the originally issued options were exchanged, and the new exercise price thereof, upon consummation of the merger we completed on May 9, 2006.

                                                                   Number of Shares        Value of
                                                                      Underlying          Unexercised
                                                                     Unexercised          In-The-Money
                                                                   Options at Fiscal       Options at
                                Shares                                 Year End         Fiscal Year End
                               Acquired                               Exercisable/        Exercisable/
Name                          On Exercise       Value Realized       Unexercisable       Unexercisable
------------------------   -----------------   -----------------   -----------------   -----------------
Eduard Jaeger ..........           0                  --             832,768/160,745   $624,576/$124,309

Rhonda Hoffarth ........           0                  --             133,931/60,224    $100,448/$45,168

Kent Pachl .............           0                  --              86,291/366,737   $ 64,718/$275,053

Thomas Kreig ...........           0                  --              69,477/22,264    $ 52,108/16,698

DIRECTOR COMPENSATION

         Currently, non-employee directors of Ironclad California receive $2,500 per quarter for attending meetings and serving on Ironclad California's Board of Directors. Since April 2000, non-employee directors of Ironclad California have each received options to purchase 300,000 shares of Ironclad California common stock upon their appointment to the Board. We expect to continue the practice of compensating our directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

EMPLOYMENT CONTRACTS

         Ironclad California is not party to any employment agreements with any of its executive officers and we do not expect to have any employment agreements with our new executive officers.

SEPARATION AGREEMENTS

         Ironclad California executed a Separation Agreement with Eduard Jaeger effective in April 2004. Pursuant to the terms of the Separation Agreement, if Ironclad terminates Mr. Jaeger's employment with Ironclad California at any time other than for Cause, then Ironclad California must pay Mr. Jaeger (a) all accrued and unpaid salary and other compensation payable by the company for services rendered through the termination date, payable in a lump sum payment on the termination date; and (b) a cash amount equal to Two Hundred Thousand Dollars ($200,000), payable in installments throughout the one (1) year period following the termination date in the same manner as Ironclad California pays salaries to its other executive officers. The Separation Agreement requires Mr. Jaeger to sign a general release and non-competition agreement in order to receive the lump sum payment. For the purposes of the Separation Agreement, termination for "Cause" means termination by reason of: (i) any act or omission knowingly undertaken or omitted by Executive with the intent of causing damage to Ironclad California, its properties, assets or business or its stockholders, officers, directors or employees; (ii) any improper act of Mr. Jaeger involving a material personal profit to him, including, without limitation, any fraud, misappropriation or embezzlement, involving properties, assets or funds of Ironclad or any of its subsidiaries; (iii) any consistent failure by Mr. Jaeger to perform his normal duties as directed by the Chairman of the Board, in the sole discretion of the Board; (iv) any conviction of, or pleading nolo contendere to, (A) any crime or offense involving monies or other property of Ironclad; (B) any felony offense; or (C) any crime of moral turpitude; or (v) the chronic or habitual use or consumption of drugs or alcoholic beverages. We assumed the obligations of Ironclad California under the Separation Agreement in connection with the merger with Ironclad California. Accordingly, the Separation Agreement remains in effect following our merger with Ironclad California.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF LIABILITY

         We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our bylaws and to the statutory provisions.

         In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person's actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of the Board of Directors, by legal counsel, or by a vote of the stockholders, that the applicable standard of conduct was met by the person to be indemnified.

         The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

         Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The statutory provision cited above also grants us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

         We are entering into indemnification agreements with our directors or executive officers.

         A stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we has been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning the Company's equity compensation plans as of November 2, 2006.

                                          NUMBER OF SECURITIES                           NUMBER OF SECURITIES REMAINING
                                            TO BE ISSUED UPON      WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                               EXERCISE OF         EXERCISE PRICE OF       UNDER EQUITY COMPENSATION
                                           OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
                                           WARRANTS AND RIGHTS    WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
PLAN CATEGORY                                      (a)                    (b)                         (c)
---------------------------------------   ---------------------   --------------------   ------------------------------
Equity compensation plans
  approved by security holders ........         2,497,709(1)            $  0.35                          0
Equity compensation plans not
  approved by security holders ........         2,509,134(2)            $  0.95                  2,601,001

TOTAL .................................         5,006,843               $  0.65                  2,601,001

(1) This number represents options assumed in connection with the merger with Ironclad California.
(2) This number represents stock options to purchase 1,648,999 shares of Company Common Stock under the 2006 Stock Incentive Plan and stock options to purchase 860,135 shares of Company Common Stock which were granted outside the 2006 Stock Incentive Plan to an officer of the Company on May 9, 2006, after the closing of the merger with Ironclad California.

     On May 18, 2006, the Company granted to certain officers and directors of the Company options to purchase 1,650,999 shares of Company Common Stock under the 2006 Stock Incentive Plan at an exercise price of $1.05 per share, including options to purchase 299,999 shares of Company Common Stock that were granted to non-employee directors of the Company. Of these shares, 2,000 have reverted to the plan upon the termination of a grantee. The options granted to non-employee directors of the Company expire on May 17, 2016, and vest in equal increments on a monthly basis over the 12 month period following May 18, 2006, other than options to purchase 129,437 shares, which were fully vested on the date of grant. The remaining options granted to officers and directors expire on May 17, 2016, and vest on the following schedule: 25% of the underlying shares will vest on the first anniversary of the effective date of grant, and 1/36th of the remaining amount of the shares will vest at the end ofeach month thereafter.

     The options issued outside of the 2006 Stock Incentive Plan are exercisable at an exercise price of $0.75 per share, and will expire on May 8, 2016 and vest over a four year period as follows: 25% of the underlying shares will vest on January 19, 2007, and 1/36th of the remaining amount of the shares will vest at the end of each month thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The information presented in this table is based on 29,977,764 shares of our common stock outstanding on November 2, 2006. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, CA 90245-4909.

                                                                    NUMBER OF SHARES
                                                                   BENEFICIALLY OWNED
                                                              --------------------------
                                                                             PERCENTAGE
                                                                              OF SHARES
NAME OF BENEFICIAL OWNER                                         NUMBER      OUTSTANDING
---------------------------------------------------------     ------------  ------------
EXECUTIVE OFFICERS AND DIRECTORS:
Eduard Jaeger (1) .......................................        4,637,087          15.6
   Director, Chief Executive Officer

Thomas Walsh (2) ........................................          244,669             *
   Executive Vice President, Chief Financial Officer

Rhonda Hoffarth (3) .....................................          214,057             *
   Executive Vice President, Chief Operating Officer

Kent Pachl (4) ..........................................          269,659             *
   Vice President Sales & Marketing

Thomas Kreig (5) ........................................          129,201             *
   Vice President of Finance, Secretary

R.D. Peter Bloomer(6) ...................................          205,546             *
   Director

Vane B. Clayton (7) .....................................          193,265             *
  Director

Scott Alderton (8) ......................................          600,887           2.0
   Director

Scott Jarus (9) .........................................          132,223             *
Directors and officers as a group (9 persons) (10) ......        6,662,594          22.2

5% STOCKHOLDERS:
CVM Equity Fund V Ltd., LLP (11) ........................        5,052,176          16.8
Context Capital Management LLC (12) .....................        4,666,669          14.8
Liberty View Capital Management Inc. (13) ...............        3,500,001          11.2

---------------------------------------------------------
TOTAL                                                           19,881,440          55.0

*        Less than 1%

(1) Includes (i) 990,272 shares of common stock held by Jaeger Family, LLC, of which Eduard Jaeger is a member and over which Eduard Jaeger has voting and investment power, and (ii) 2,758,984 shares of common stock held personally and 923,831 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(2) Consists of 66,667 shares of common stock held in the name of Thomas & Leonette Walsh and 154,516 shares of common stock reserved for issuance upon exercise of warrants currently exercisable at an exercise price of $0.75. Thomas Walsh holds an additional 23,486 shares of common stock individually. Thomas Walsh maintains voting and investment power over all these shares.

(3) Consists of 31,587 shares of common stock and 182,470 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(4) Consists of 269,659 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(5) Consists of 39,485 shares of common stock and 89,716 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(6) Consists of 205,546 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(7) Consists of 50,640 shares of common stock and 142,625 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(8) Consists of (i) 226,268 shares of common stock and 162,400 shares of common stock reserved for issuance upon exercise of stock options held by Stubbs Alderton & Markiles LLP over which Scott Alderton has voting and investment power, and (2) 212,219 shares of common stock held personally.

(9) Consists of 26,667 shares of common stock, 61,806 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock and 43,750 shares of common stock reserved for issuance upon exercise of stock options which both are currently exercisable or will become exercisable within 60 days of November 2, 2006.

(10) Consists of (i) 4,426,275 shares of common stock, (ii) 216,322 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable or will be issued and exercisable within 60 days of November 2, 2006, and (ii) 2,019,997 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of November 2, 2006.

(11) Consists of 4,636,394 shares of common stock and 415,782 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which currently are exercisable or will be issued and exercisable within 60 days of November 2, 2006. Of the 415,782 shares of common stock reserved for issuance upon the exercise of warrants, 120,451 shares are exercisable at an exercise price of $0.35, 218,073 shares are exercisable at an exercise price of $0.23 and 77,258 shares are exercisable at an exercise of $0.75. Mr. Bloomer, our Chairman of the Board, is also the Chairman and Chief Executive Officer of Colorado Venture Management, Inc., which is the Managing Partner of CVM. Mr. Bloomer disclaims beneficial ownership of the securities held by this stockholder.

(12) Consists of (i) 278,068 and 2,388,600 shares of common stock held by Context Advantage Fund LP and Context Offshore Advantage Fund, Ltd., respectively, and (ii) warrants to purchase 208,551 and 1,791,450 shares of common stock currently both exercisable at an exercise price of $1.00 held by Context Advantage Fund LP and Context Offshore Advantage Fund, Ltd., respectively. Michael S. Rosen, Co-Chairman and CEO and William D. Fertig, Co-Chairman and CIO, of Context Capital Management LLC both maintain voting and investment power over these shares.

(13) Consists of (i) 266,667, 1,066,667, and 666,667 shares of common stock held by LibertyView Special Opportunities Fund, LP, LibertyView Funds, LP, and Trust D (for a portion of the assets of Kodak Retirement Income
         Plan) respectively, and (ii) warrants to purchase 200,000 and 800,000 and 500,000 shares of common stock, each at an exercise price of $1.00, held by LibertyView Special Opportunities Fund, LP, LibertyView Funds, LP, and Trust D (for a portion of the assets of Kodak Retirement Income
         Plan) respectively. LibertyView Special Opportunities Fund, LP, LibertyView Funds, LP, and Trust D (for a portion of the assets of Kodak Retirement Income Plan), have a common investment advisor, Neuberger Berman, LLC, that has voting and investment power over these shares which is exercised by Richard A. Meckler. The General Partner of LibertyView Special Opportunities Fund, LP and LibertyView Funds, LP, is Nueberger Berman Asset Management, LLC, which is affiliated with Neuberger Berman, LLC, a registered broker/dealer. The shares were purchased for investment in the ordinary course of business and at the time of purchase, there were no agreements or understandings, directly or indirectly, with any person to distribute shares. Trust D (for a portion of the assets of Kodak Retirement Income Plan), is not affiliated with a broker/dealer.

CHANGE OF CONTROL

         On April 20, 2006, Ironclad Performance Wear Corporation, a California corporation ("Ironclad California") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ironclad Merger Corporation, a California corporation and a wholly-owned subsidiary of the Company ("MergerCo"), pursuant to which MergerCo would be merged with and into the Ironclad California, with Ironclad California being the surviving corporation (the "Merger"). On May 9, 2006, the Merger closed, Ironclad California became the wholly-owned subsidiary of the Company, and the Company changed its name to Ironclad Performance Wear Corporation. Pursuant to the Merger, the issued and outstanding shares of common stock of Ironclad California were converted into an aggregate of 10,099,161 shares of Company Common Stock, and the issued and outstanding shares of Series A and Series B preferred stock of Ironclad California were converted into 6,005,315 and 264,483 shares of Company Common Stock, respectively. In addition, warrants to purchase shares of common stock, Series A preferred stock and Series B preferred stock of Ironclad California were converted into 521,368, 218,073 and 9,638 shares of Company Common Stock, respectively. Also, options to purchase shares of common stock of Ironclad California were converted into options to purchase 2,588,314 shares of Company Common Stock. Upon completion of the Merger, Ironclad California's pre-Merger cash balances became available to fund the ongoing operations of the combined Company. Following the Merger, the business conducted by the Company is the business conducted by Ironclad California before the Merger.

         In  connection  with the merger with  Ironclad  California,  a group of third party purchasers funded the purchase and cancellation of shares held by our company's former stockholders. At the time of the payment and share cancellation, the same group of purchasers also purchased approximately 90% of our then outstanding common stock from our other former stockholders. Immediately after the consummation of the cancellation and purchase transaction, we completed a 3.454895-for-1 forward stock split of our common stock and increased the authorized number of our shares of authorized common stock to 172,744,750.

         Immediately following the closing of the merger with Ironclad California, we received gross proceeds of approximately $7.3 million in a private placement transaction with institutional investors and other high net worth individuals. Pursuant to our subscription agreements with these investors, we sold 9,761,558 investment units, at $0.75 per investment unit. Each investment unit consists of one share of our common stock, and a five year non-callable warrant to purchase three-quarters of one share of our common stock, at an exercise price of $1.00 per share. After commissions and expenses, we received net proceeds of approximately $6.1 million in the private placement.

         Upon completion of the merger, and after the closing of the private placement financing, the former stockholders of Ironclad California and the investors in the private placement financing owned in the aggregate 26,130,548 shares of our common stock, or approximately 88% of our issued and outstanding shares of common stock. Our stockholders immediately before the closing of the merger and private placement financing retained approximately 12% of our outstanding common stock (or 3,489,444 shares of our common stock) immediately after completion of these transactions.

         The following individuals served as executive officers and directors of Ironclad California before our merger with Ironclad California, and became our executive officers and directors upon completion of the merger on May 9, 2006.

       NAME          AGE                      POSITION
------------------  ------  ----------------------------------------------------

Eduard Jaeger         45    Director, President and Chief Executive Officer
Thomas E. Walsh       57    Executive Vice President and Chief Financial Officer
Thomas Krieg          58    Vice President of Finance and Secretary
Rhonda Hoffarth       45    Executive Vice President and Chief Operating Officer
Kent Pachl            39    Executive Vice President of Sales and Marketing
R.D. Peter Bloomer    70    Director and Chairman of the Board
Scott Alderton        46    Director
Vane P. Clayton       47    Director

         Additionally, on May 18, 2006, we appointed Scott Jarus (50) to our Board of Directors.

PROPOSALS OF SHAREHOLDERS

         Any shareholder who intends to present a proposal at the Special Meeting of Shareholders for inclusion in the Company's Proxy Statement and proxy form relating to the Special Meeting must submit the proposal to the Company at its principal executive offices by December 6, 2006. In addition, in the event a shareholder proposal is not received by the Company by December 6, 2006, the proxy to be solicited by the Board of Directors for the Special Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the Special Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         The Company is delivering this Proxy Statement and to all shareholders of record as of the record date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement if previously notified by their bank, broker or other holder. This process, by which only one proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called "householding." Householding may provide convenience for shareholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the shareholders within the household.

         Street name shareholders in a single household who received only one copy of the Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name shareholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name shareholders whose holders of record utilize the services of Pacific Stock Transfer Company (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 500 East Warm Springs Road, Suite 240 Las Vegas, NV 89119 or call (702) 361-3033. The instructions must include the shareholder's name and account number and the name of the bank, broker or other holder of record. Otherwise, street name shareholders should contact their bank, broker or other holder.

         Copies of this Proxy Statement are available promptly by calling (310) 643-7800, or by writing to Attention: Investor Relations, Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, CA 92045-4909. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling
(310) 643-7800, or writing to Ironclad Performance Wear Corporation,  Attention:
Investor Relations, 2201 Park Place, Suite 101, El Segundo, CA 92045-4909.

OTHER MATTERS

         The Board of Directors is not aware of any matter to be acted upon at the Special Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

         The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

                                   APPENDIX A

                            2006 STOCK INCENTIVE PLAN


                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2006 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Ironclad Performance Wear Corporation, a Nevada corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means Ironclad Performance Wear Corporation, a corporation organized under the laws of the State of Nevada (or any successor corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the average of the closing sales prices for such stock (or the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) for the thirty trading days immediately prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the average of the mean between the bid and asked prices for the Stock for the thirty trading days immediately prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this 2006 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par vaule $0.001 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3: ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option

Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and (xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1  STOCK SUBJECT TO THE PLAN.  Subject to  adjustment  as provided in
SECTION 9, 4,250,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3  EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall be not less than 100% of the Fair Market Value of the Stock on the Date of Grant.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(i) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

      SECTION 7: TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS AND SALES

         7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3  PURCHASE PRICE.

                  7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 100% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this SECTION
8.7 (the "REPURCHASE RIGHT").

                  8.7.1   REPURCHASE   PRICE.  The  Repurchase  Right  shall  be
exercisable at a price equal to the Purchase Price.

                  8.7.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

         8.8 TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

         8.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1  EFFECT OF CERTAIN CHANGES.

                  9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

                  9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3  NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                     SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1 GENERAL RESTRICTIONS.

                  11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 LEGENDS. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

         11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                    SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is May 18, 2006. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

         The Plan shall terminate automatically on May 18, 2016, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                             SECTION 15: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of September 18, 2006.



                                        IRONCLAD PERFORMANCE WEAR CORPORATION


                                                 /S/ THOMAS E. WALSH
                                              ----------------------------------
                                        By:   Thomas E. Walsh
                                        Its:  Chief Financial Officer

                                     FORM OF

                            STOCK PURCHASE AGREEMENT


                                            STOCK PURCHASE RIGHT ISSUED (#) ____


                           STOCK PURCHASE CERTIFICATE

         THIS IS TO CERTIFY that Ironclad Performance Wear Corporation, a Nevada corporation (the "COMPANY"), has offered you (the "PURCHASER") the right to purchase shares of the Company's Common Stock (the "STOCK" or "Shares") under its 2006 Stock Incentive Plan (the "PLAN"), as follows:

Name of Purchaser:
                          ------------------------------------------------------

Address of Purchaser:
                          ------------------------------------------------------



Number of Shares:
                          ------------------------------------------------------

Purchase Price:           $
                          ------------------------------------------------------

Offer Grant Date:
                          ------------------------------------------------------

Offer Expiration Date:    30 Days After the Offer Grant Date
                          ------------------------------------------------------

Vesting Commencement Date:
                          ------------------------------------------------------

Vesting Schedule:
                          ------------------------------------------------------

         By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, and which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ________ shares of Stock of Ironclad Performance Wear Corporation, and herewith encloses payment of $ ____________ in payment of the purchase price of the shares being purchased.

PURCHASER:                                      COMPANY:

By:                                             By:
    ----------------------------------              ----------------------------
Print Name:                                     Its:
            --------------------------               ---------------------------

                                     ANNEX I

                           2006 STOCK INCENTIVE PLAN:
                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "AGREEMENT") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "CERTIFICATE"), by and between Ironclad Performance Wear Corporation, a Nevada corporation (the "COMPANY"), and the Director, Employee or Consultant ("PURCHASER") named in the Certificate.

         Pursuant to the 2006 Stock Incentive Plan (the "PLAN"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defied herein shall have the meanings ascribed to them in the Plan.

                              SECTION 1: THE OFFER.

         1.1 OFFER OF THE STOCK. The company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "STOCK" or "SHARES").

         1.2 PURCHASE PRICE. The Purchase Price for the Stock is set forth in the Certificate.

         1.3 PAYMENT FOR THE STOCK. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or a check or (ii) your promissory note, in the form of the Promissory Note attached to this agreement as EXHIBIT A. If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as EXHIBIT B and the Stock Assignment attached as EXHIBIT C. [NOTE: PAYMENT BY PROMISSORY NOTE NOT PERMITTED FOR DIRECTORS AND CERTAIN OFFICERS.]

         1.4 EXPIRATION OF OFFER. This offer expires at 5:00 p.m. on the date set forth in the certificate.

                       SECTION 2: ACCEPTANCE OF THE OFFER.

         There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

         2.1 COMPLETE DOCUMENTS. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

         2.2 SPOUSAL CONSENT. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

         2.3 DELIVER TO COMPANY. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed copies of the Promissory Note, the Security Agreement and the Stock Assignment.

         Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                      SECTION 3: RESTRICTIONS ON THE STOCK.

         3.1 RESTRICTIONS ON TRANSFER OF SHARES. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "TRANSFER") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  3.1.1 The Shares are Transferred pursuant to and in conformity with: (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Act of 1933, as amended (the "ACT") or (y) an exemption from registration under the Act; and (ii) the securities laws of any state of the United States; and

                  3.1.2 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

                  3.1.3 Notwithstanding any portion of the foregoing to the contrary, and subject to SECTION 3.2, the Purchaser may transfer Stock as follows:

                           3.1.3.1  By  will  or  intestate   succession  or  by
transfer by instrument to a trust providing that the Stock is to be passed to one or more beneficiaries upon death of the trustor; or

                           3.1.3.2  To the  Purchaser's  "immediate  family," as
that term is defined in the Plan (together, "TRANSFEREE").

PROVIDED, HOWEVER, in either case the Transferee must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Stock, then this SECTION 3 will apply to the Transferee to the same extent as to the Purchaser.

         3.2 ADDITIONAL RESTRICTIONS ON TRANSFER OF NON-VESTED SHARES. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "NON-VESTED SHARES," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "VESTED SHARES" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "NON-VESTED SHARES" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

         3.3      COMPANY'S REPURCHASE RIGHT.

                  3.3.1 SCOPE OF REPURCHASE RIGHT. The Company shall have the right (but not an obligation) to repurchase any Non-Vested Shares acquired under this Agreement (the "RESTRICTED STOCK"), as provided in this SECTION 3.3 (collectively, the "RIGHT OF REPURCHASE").

                  3.3.2 REPURCHASE PRICE. The Right of Repurchase shall be exercisable at a price equal to the Purchase Price of the Restricted Stock identified in the Certificate. The Right of Repurchase shall in all cases be subject to SECTION 3.3.4 hereof.

                  3.3.3 EXERCISE PERIOD. The Right of Repurchase shall be exercisable only during the 90-day period following the later of (i) the date when the Purchaser's service as an Employee, outside Director or Consultant ("SERVICE") terminates for any reason, with or without cause, including (without limitation) death or disability, or (ii) the purchase of the Restricted Stock under this Agreement after the date of termination of Service.

                  3.3.4 RIGHTS OF REPURCHASE ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; PROVIDED, HOWEVER, that the aggregate Repurchase Price payable for the Restricted Stock shall remain the same.

                  3.3.5 TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with this SECTION 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such

Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                  3.3.6 ESCROW. Upon issuance, the certificates for Non-Vested Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in SECTION 3.3.4 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Restricted Stock is at the time considered as Non-Vested Shares. All regular cash dividends on Non-Vested Shares (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are Vested Shares (but not more frequently than once every six months).

         3.4 RETENTION OF NON-VESTED SHARES. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; PROVIDED, HOWEVER, that if the Company holds a certificate representing Vested Shares and Non-Vested Shares, and any indebtedness with respect to the Vested Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

         3.5 NON-COMPLYING TRANSFERS. Every attempted Transfer of any shares of the Restricted Stock in violation of this SECTION 3 shall be null and void AB INITIO, and of no force or effect.

                    SECTION 4: LEGENDS ON STOCK CERTIFICATES.

         4.1 All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         4.2      Purchaser   agrees   that  the   Company  may  place  on  each
certificate representing Shares the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE
         DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                 SECTION 5: WAIVER OF RIGHTS TO PURCHASE STOCK.

         By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                         SECTION 6: GENERAL PROVISIONS.

         6.1 FURTHER ASSURANCES. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         6.2      NOTICES.   All   notices,    requests,   demands   and   other
communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                  6.2.1    If to the Company, to:

                           Ironclad Performance Wear Corporation
                           2201 Park Place, Suite 101
                           El Segundo, CA 92045-4909

                  6.2.2 If to Purchaser, to the address set forth in the records of the Company.

                  6.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this SECTION 6.2.

         6.3 TRANSFER OF RIGHTS UNDER THIS AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, Directors and stockholders, with or without consideration.

         6.4 PURCHASE RIGHTS NON TRANSFERABLE. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by will or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

         6.5 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act (a "PUBLIC OFFERING"), Purchaser shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). The Market Stand-Off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         6.6 ADJUSTMENT. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and
(ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; PROVIDED, HOWEVER, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

         6.7 SUCCESSORS AND ASSIGNS. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         6.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         6.9 SEVERABILITY. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

         6.10 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "ATTORNEYS' FEES" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         6.11 THE PLAN. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

         6.12 MISCELLANEOUS. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

         The  undersigned  spouse  of  __________________________   does  hereby
consent to the execution of the foregoing Agreement by _____________________, and the performance by him (or her) of his (or her) obligations thereunder.

DATED:
       --------------------                 ------------------------------------
                                                        (Signature)

                                    EXHIBIT A
                                 PROMISSORY NOTE

$________________                                           Date:_______________

         FOR VALUE RECEIVED, the undersigned promises to pay to Ironclad Performance Wear Corporation, a Nevada corporation (the "COMPANY"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

         All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

         If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

         The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.

BORROWER                                         COMPANY

---------------------------                      -------------------------------

Print name and Address:                          Its:
                                                     ---------------------------

                                    EXHIBIT B
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "SECURITY AGREEMENT") is made and entered into as of the ___ day of ______________, ____, between Ironclad Performance Wear Corporation, a Nevada corporation ("LENDER") and ___________________ ("DEBTOR").

         A. Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Common Stock (the "STOCK") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "PURCHASE AGREEMENT") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "NOTE").

         B. Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

         NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

         As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "COLLATERAL").

                   SECTION 2: PERFECTION OF SECURITY INTEREST.

         To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to SECTION 6 hereof.

                               SECTION 3: DEFAULT.

         3.1 At the sole and exclusive option of Lender, upon an Event of Default (as defined in SECTION 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the California Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

         3.2 As used herein, an Event of Default ("EVENT OF DEFAULT") shall mean any of the following:

                  3.2.1    The   failure  of  Debtor  to  perform   any  of  its
obligations under the Purchase  Agreement,  the Note or this Security Agreement;
or

                  3.2.2 The occurrence of one or more of the following: (i) Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; (ii) the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; (iii) Debtor making an assignment for the benefit of creditors; or (iv) the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

         Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                          SECTION 5: POWER OF ATTORNEY.

         Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                      SECTION 6: RELEASE OF THE COLLATERAL.

         Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                               SECTION 7: WAIVERS.

         No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

         8.1      NOTICES.   All   notices,    requests,    demands   or   other
communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows:

                  8.1.1    If to the Company, to:

                           Ironclad Performance Wear Corporation
                           2201 Park Place, Suite 101
                           El Segundo, CA 92045-4909

                  8.1.2 If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

                  8.1.3 Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

         8.2 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         8.3 SEVERABILITY. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

         8.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         8.5 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "ATTORNEYS' FEES" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         8.6 ENTIRE AGREEMENT. The making, execution and delivery of this Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement, the Purchase Agreement and the Note embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         8.7 MISCELLANEOUS. Titles and captions contained in this Security Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.


DEBTOR:                                        LENDER:

                                               By:
-----------------------------------------          -----------------------------
(Sign)
                                               Its:
-----------------------------------------           ----------------------------
(Please print name and address)

                                    EXHIBIT C
                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE

         For Value Received, _________________________________ ("HOLDER") hereby sells, assigns and transfers unto  __________________________  (________) shares
(the "SHARES") of the Common Stock of Ironclad Performance Wear Corporation, a Nevada corporation (the "COMPANY"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ANY ALTERATION OR ADDITION OR ANY OTHER CHANGE.

Dated
      ---------------------

                                            ------------------------------------
                                                   (Signature of Holder)


                                            ------------------------------------

                                            ------------------------------------
                                               (Please print name and address)


SIGNATURE GUARANTEED BY:
(Holder's signature must be guaranteed by a
bank, a trust company or a brokerage firm):


-------------------------------------------

-------------------------------------------

                                     FORM OF

                             STOCK OPTION AGREEMENT


                                                     OPTION GRANT ISSUED (#) ___


                            2006 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

         You have been granted the following option to purchase Common Stock of Ironclad Performance Wear Corporation (the "COMPANY"):

         Name of Optionee:

         Total Number of Shares Granted:

         Type of Option (ISO/Non-Qualified Stock Option):

         Exercise Price Per Share:

         Date of Grant:

         Vesting Commencement Date:

         Vesting Schedule:

         Expiration Date:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2006 Stock Incentive Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.


OPTIONEE:                                           COMPANY:

By:                                                 By:
   -------------------------------                      ------------------------
Name:                                               Its:
      -----------------------------                      -----------------------

                                     ANNEX I

                           2006 STOCK INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT

                           SECTION 1: GRANT OF OPTION

         1.1 OPTION. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "AGREEMENT") is attached (the "NOTICE OF STOCK OPTION GRANT") and this Agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "OPTIONEE") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "EXERCISE PRICE") the number of shares of Stock (the "SHARES") set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to and subject to the terms of the 2006 Stock Incentive Plan, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee's Service) and as amended from time to time (the "PLAN"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 EXERCISABILITY. Subject to SECTIONS 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant, notwithstanding the vesting provisions identified therein.

         2.2 $100,000 LIMITATION. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company and its Subsidiaries) shall not exceed $100,000. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's "immediate family" (as such term is defined in the Plan) or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). A transfer permitted under this SECTION 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of EXHIBIT A attached hereto ("NOTICE OF EXERCISE") to the Company in the manner specified pursuant to SECTION 10.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with SECTION 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 ISSUANCE OF SHARES. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

         4.3 WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 CASHLESS EXERCISE. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("CASHLESS EXERCISE");

                  5.1.2 STOCK-FOR-STOCK EXERCISE. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "PURCHASE PRICE") ("STOCK-FOR-STOCK EXERCISE"); or

                  5.1.3 ATTESTATION EXERCISE. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("ATTESTATION EXERCISE").

         5.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 PROMISSORY NOTE. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 EXERCISE/PLEDGE. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 BASIC TERM. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 EXERCISE AFTER DEATH. All or part of this option may be exercised at any time before its expiration under SECTION 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested.

         6.3 NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or
(iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                     SECTION 7: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         7.1 It and the Optionee have taken any actions required to register the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT") or to perfect an exemption from the registration requirements thereof;

         7.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         7.3 Any other applicable provision of state or federal law has been satisfied.

                        SECTION 8: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                       SECTION 9: RESTRICTIONS ON TRANSFER

         9.1 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         9.2 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act (a "PUBLIC OFFERING"), the Optionee shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         9.3 LEGENDS. Certificates evidencing Shares purchased under this Agreement in an unregistered transaction may bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

         AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         9.4 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         9.5 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this SECTION 9 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 10: MISCELLANEOUS PROVISIONS

         10.1 RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to SECTION 4 and SECTION 5 hereof.

         10.2 ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

         10.3 NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         10.4 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

                  Ironclad Performance Wear Corporation
                  2201 Park Place, Suite 101
                  El Segundo, CA 92045-4909

         10.5 ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         10.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT
REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.7 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "ATTORNEYS' FEES" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

         Ironclad Performance Wear Corporation
         2201 Park Place, Suite 101
         El Segundo, CA 92045-4909

         The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of Ironclad Performance Wear Corporation (the "COMPANY"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:
      ------------------------------

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                           -----------------------------------------------------
                           (Signature must conform in all respects to name of holder as specified on the face of the Option)

                           -----------------------------------------------------
                           (Please Print Name)

                           -----------------------------------------------------
                           (Address)


* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                      IRONCLAD PERFORMANCE WEAR CORPORATION

                                JANUARY 12, 2007

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.

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           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
              PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE
--------------------------------------------------------------------------------

1. APPROVAL OF 2006 STOCK INCENTIVE PLAN, as provided in the Company's Proxy Statement:

                  [_]      FOR

                  [_]      AGAINST

                  [_]      ABSTAIN

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please not that changes to the registered name(s) on the account may not be submitted via this method [_]
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION

         THE UNDERSIGNED REVOKES ANY OTHER PROXY TO VOTE AT SUCH MEETING AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXIES, AND EACH OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. WITH RESPECT TO MATTERS NOT KNOWN AT THE TIME OF THE SOLICITATION HEREOF, SAID PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY "FOR" PROPOSAL 1, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND ACCOMPANYING PROXY STATEMENT DATED DECEMBER 1, 2006 RELATING TO THE MEETING.

Please check here if you plan to attend the meeting. [_]


Signature of Shareholder _________________  Date: ____________
Signature of Shareholder _________________  Date: ____________


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                      IRONCLAD PERFORMANCE WEAR CORPORATION

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

         The undersigned, a shareholder of Ironclad Performance Wear Corporation, a Nevada corporation (the "Company"), hereby appoints EDUARD JAEGER and THOMAS WALSH or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Company, to be held on January 12, 2007 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

                (Continued and to be signed on the reverse side)